LKCM FUNDS

LKCM Aquinas Small Cap Fund

LKCM Aquinas Growth Fund

LKCM Aquinas Value Fund

(the “Funds”)

Supplement dated June 1, 2016

To the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated May 1, 2016

The Board of Trustees of LKCM Funds (the “Trust”), upon the recommendation of Luther King Capital Management Corporation (“LKCM”), the investment adviser to each Fund, has approved a Plan of Reorganization and Dissolution (the “Plan”) pursuant to which the LKCM Aquinas Small Cap Fund and the LKCM Aquinas Growth Fund (each, an “Acquired Fund” and collectively, the “Acquired Funds”), each a series of the Trust, would be reorganized into the LKCM Aquinas Value Fund (the “Acquiring Fund”), also a series of the Trust (the “Reorganizations”). Consummation of the Reorganizations will be subject to a number of conditions, including approval of the Plan by shareholders of each Acquired Fund.

If the Plan is approved by shareholders of each Acquired Fund, at the time the Reorganizations are completed, it is anticipated that: (1) the Acquiring Fund will change its name to the “LKCM Aquinas Catholic Equity Fund,” (2) the cap on the net expense ratio of the Acquiring Fund (excluding interest, taxes, brokerage commissions, indirect fees and expenses related to investments in other investment companies, and extraordinary expenses) under an expense limitation agreement with LKCM will be reduced from 1.50% per annum to 1.00% per annum, through at least December 31, 2017, (3) the Rule 12b-1 distribution fee rate payable by the Acquiring Fund will be reduced from 0.25% per annum to 0.10% per annum, and (4) certain investment strategies of the Acquiring Fund would be modified.

At the time the Reorganizations are completed, the Acquiring Fund would adopt the following principal investment strategies:

The Acquiring Fund would invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities. This policy would be non-fundamental, which means that it could be changed by the Board of Trustees of the Trust without shareholder approval, but the Acquiring Fund would notify its shareholders at least 60 days before it changes the policy.

The Acquiring Fund would primarily invest in companies that LKCM believes are likely to have above-average growth in revenues or earnings, above-average returns on shareholders’ equity, potential for above-average capital appreciation, and/or companies that LKCM believes have attractive relative valuations. The Acquiring Fund would invest in equity securities of small, mid and large capitalization companies.

The Acquiring Fund would seek to invest in equity securities of high quality companies that typically exhibit certain characteristics, including high profitability levels, strong balance sheet quality, competitive advantages, ability to generate excess cash flows, meaningful management ownership stakes, attractive reinvestment opportunities, and/or strong market share positions. These equity securities would include common stocks, preferred stocks, securities convertible into common stock, American Depositary Receipts, real estate investment trusts, rights and warrants.

The Acquiring Fund would continue to practice socially responsible investing within the framework provided by the United States Conference of Catholic Bishops’ Socially Responsible Investing Guidelines.

If shareholders of each Acquired Fund approve the Plan, at the time the Reorganizations are completed, shares of each Acquired Fund would be exchanged for shares of the Acquiring Fund with an aggregate net asset value equal to the aggregate net asset value of the shares of each Acquired Fund as of the scheduled close of regular trading on the New York Stock Exchange on the closing date of the Reorganizations. The Reorganizations are expected to be tax-free to each Acquired Fund and its shareholders. No sales loads, commissions or other transaction fees will be imposed on shareholders of an Acquired Fund in connection with the Reorganizations.

Shareholders of each Acquired Fund will be asked to consider and approve the Plan at a special meeting of shareholders scheduled to be held on July 20, 2016. Detailed information about the Plan and the Reorganizations, including the similarities and differences between each Acquired Fund and the Acquiring Fund, will be discussed in a combined proxy statement/prospectus to be distributed to shareholders of record of the Acquired Funds as of the close of business on May 20, 2016.

In the “Potential Changes to the Funds” sections of the Prospectus and the Statement of Additional Information, the fifth word of the seventh paragraph is deleted and replaced with “Acquired.”

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Please retain this supplement for future reference.